UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) Of the

Securities and Exchange Act Of 1934

December 19, 2011

Date of Report (Date of earliest event reported)

WATSON PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-13305	95-3872914
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Morris Corporate Center III 400 Interpace Parkway Parsippany, New Jersey		07054
(Address of principal executive offices)		(Zip Code)

(862) 261-7000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On December 19, 2011, Watson Pharmaceuticals, Inc. (the “Company”) issued a press release reporting that its subsidiary, Watson Laboratories, Inc., had entered into a Collaboration Agreement with Amgen, Inc. to develop and commercialize several oncology antibody biosimilar medicines. A copy of the Company’s press release is attached to this report as Exhibit 99.1 and incorporated herein by reference.

The information in this report (including the exhibit) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

d. Exhibit:

99.1	Press Release entitled “Amgen and Watson Announce Collaboration to Develop and Commercialize Oncology Biosimilars” dated December 19, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 19, 2011		WATSON PHARMACEUTICALS, INC.

	By:	/s/ David A. Buchen
David A. Buchen
Executive Vice President – General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release entitled “Amgen and Watson Announce Collaboration to Develop and Commercialize Oncology Biosimilars” dated December 19, 2011.

4